UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 21, 2004

MOLECULAR DEVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-27316	94-2914362
(Commission File Number)	(IRS Employer Identification No.)

1311 Orleans Drive
Sunnyvale, CA 94089
(Address of registrant’s principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 747-1700

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 2.1
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events and Regulation FD Disclosure

On March 21, 2004, Molecular Devices Corporation, a Delaware corporation (“Molecular Devices”) announced that it had entered into a definitive Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Axon Instruments, Inc., a California corporation (“Axon”). The Merger Agreement contemplates that, subject to the satisfaction of certain conditions contained therein, including approval of the transaction by the stockholders of Molecular Devices and the shareholders of Axon and the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, Molecular Devices would acquire Axon for approximately U.S. $70 million in cash and approximately U.S. $70 million in Molecular Devices common stock, where each share of Axon common stock would be converted into the right to receive U.S. $0.1359 in cash and 0.00734 of a share of Molecular Devices common stock.

The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

Molecular Devices’ press release, dated March 21, 2004, entitled “Molecular Devices Announces Definitive Agreement to Acquire Axon Instruments” is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In connection with the execution of the Merger Agreement, certain shareholders of Axon each entered into a voting agreement with Molecular Devices, the form of which is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties, including those relating to the possible inability to complete the merger transaction involving Molecular Devices and Axon, as scheduled, or at all, and those associated with the ability of the combined company to achieve the anticipated benefits and synergies of the merger. Actual results and developments may differ materially from those described or incorporated by reference in this Current Report. For more information about Molecular Devices and risks arising when investing in Molecular Devices, investors are directed to Molecular Devices’ recent SEC reports, including its Annual Report on Form 10-K for the year ended December 31, 2003. Molecular Devices does not undertake any obligation to update forward-looking statements.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

2.1	Agreement and Plan of Merger and Reorganization, dated March 20, 2004

99.1	Press release, dated March 21, 2004, entitled “Molecular Devices Announces Definitive Agreement to Acquire Axon Instruments”

99.2	Form of Voting Agreement

1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MOLECULAR DEVICES CORPORATION

Dated: March 22, 2004	By:	/s/ TIMOTHY A. HARKNESS

Timothy A. Harkness
Vice President and Chief Financial Officer

2.

INDEX TO EXHIBITS

2.1	Agreement and Plan of Merger and Reorganization, dated March 20, 2004
99.1	Press release, dated March 21, 2004, entitled “Molecular Devices Announces Definitive Agreement to Acquire Axon Instruments”
99.2	Form of Voting Agreement

3.